UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 18, 2022 (October 19, 2021)

Manufactured Housing Properties Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-51229	51-0482104
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

136 Main Street, Pineville, North Carolina	28134
(Address of principal executive offices)	(Zip Code)

(980) 273-1702
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Charlotte 3 Properties Signing and Closing

On October 19, 2021, MHP Pursuits LLC (“MHP Pursuits”), a wholly owned subsidiary of Manufactured Housing Properties Inc. (the “Company”), entered into a purchase and sale agreement with CHR VIII-PCP MHC Charlotte Dixie, L.L.C., CHR VIII-PCP MHC Charlotte Meadowbrook, L.L.C., and CHR VIII-PCP MHC Charlotte Driftwood, L.L.C. for the purchase of three manufactured housing communities located in Charlotte, North Carolina (“Driftwood”) and nearby cities of Kings Mountain, North Carolina (“Dixie”) and York, South Carolina (“Meadowbrook”), (collectively the “Charlotte 3 Properties”) consisting of 156 sites on approximately 78.45 acres.

On November 19, 2021, MHP Pursuits terminated the purchase and sale agreement in accordance with its terms.

On December 7, 2021, MHP Pursuits entered into a reinstatement and first amendment to purchase and sale agreement with CHR VIII-PCP MHC Charlotte Dixie. L.L.C., CHR VIII-PCP MHC Charlotte Dixie Owner, L.L.C., CHR VIII-PCP MHC Charlotte Driftwood, L.L.C., CHR VIII-PCP MHC Charlotte Driftwood Owner, L.L.C., CHR VIII-PCP MHC Charlotte Meadowbrook, L.L.C. and CHR VIII-PCP MHC Charlotte Meadowbrook Owner, L.L.C., which was amended by a second amendment to purchase and sale agreement on December 16, 2021 (as amended, the “Charlotte 3 Purchase Agreement”), whereby, among other things, MHP Pursuits assigned its rights to the Company’s newly formed wholly owned subsidiary, Charlotte 3 Park MHP LLC (“Charlotte Parks MHP”). On December 21, 2021, closing of the Charlotte 3 Purchase Agreement was completed and Charlotte Parks MHP purchased the Charlotte 3 Properties.

Pursuant to the Charlotte 3 Purchase Agreement, Charlotte Parks MHP purchased the Charlotte 3 Properties for a purchase price of $2,500,000. The Charlotte 3 Purchase Agreement contains covenants, representations and warranties that are customary of real estate purchase and sale agreements.

In connection with the closing, on December 21, 2021, Charlotte Parks MHP issued a promissory note (the “Pacific Note”) to Pacific Current Partners LLC for a loan in the principal amount of $1,500,000. The remainder of the purchase price, or $1,000,000, was paid in cash.

The Pacific Note bears interest at a rate of 5.00% per annum with interest-only payments beginning February 1, 2022 and continuing on the first day of each month until the March 1, 2022 maturity date. Charlotte Parks MHP has five extension options of sixty days each whereby the maturity date will be extended for such additional period for an extension fee of $15,000 for each extension as long as there are no events of default and if prompt written notice is provided to the lender as described in the Pacific Note.

The Pacific Note is secured by a first priority security interest in the Charlotte 3 Properties pursuant to a deed of trust, assignment of leases and rents, fixture filing and security agreement concerning the Driftwood community (the “Driftwood Security Instrument”), a deed of trust, assignment of leases and rents, fixture filing and security agreement concerning the Dixie community (the “Dixie Security Instrument”), and a mortgage and security agreement concerning the Meadowbrook community (the “Meadowbrook Mortgage”) that Charlotte Parks MHP entered into with the lender.

The Pacific Note contains customary closing conditions, representations and warranties, financial and other covenants and events of default for a loan of its type.

The foregoing summary of the terms and conditions of the Charlotte 3 Purchase Agreement, the Pacific Note, the Driftwood Security Agreement, the Dixie Security Agreement, and the Meadowbook Mortgage does not purport to be complete and is qualified in its entirety by reference to the full text of the agreements attached as exhibits hereto, which are incorporated herein by reference.

Morganton and Asheboro Signing and Closing

On October 20, 2021, MHP Pursuits entered into a purchase and sale agreement (the “Idlewild Acres Purchase Agreement”) with Gary Coffey for the purchase of a manufactured housing community located in Morganton, North Carolina consisting of 61 sites on approximately 31.29 acres (the “Morganton Property”) for a total purchase price of $2,750,000.

On December 22, 2021, MHP Pursuits assigned its rights and obligations in the Idlewild Acres Purchase Agreement to (a) the Company’s newly formed wholly owned subsidiary Carolinas 4 MHP LLC, a South Carolina limited liability company (“Carolinas 4 MHP”); and to (b) Gvest Carolinas 4 Homes LLC, a Delaware limited liability company (“Carolinas 4 Gvest”), which is a wholly owned subsidiary of the Company’s variable interest entity Gvest Finance LLC, pursuant to assignment of purchase and sale agreement (the “Morganton Assignment”). On December 29, 2021, closing of the Idlewild Acres Purchase Agreement was completed and Carolinas 4 MHP purchased the land and land improvements, and Carolinas 4 Gvest purchased the buildings on the Morganton Property. The Idlewild Acres Purchase Agreement also contains additional covenants, representations and warranties that are customary of real estate purchase and sale agreements.

On October 22, 2021, MHP Pursuits entered into a purchase and sale agreement, which was amended on December 9, 2021 and December 20, 2021 (as amended, the “Alterri Purchase Agreement”) with Alterri Properties LLC for the purchase of two manufactured housing communities located in Asheboro, North Carolina consisting of 84 sites on approximately 45.4 acres (together the "Asheboro Properties”) for a total purchase price of $2,750,000.

On December 22, 2021, MHP Pursuits assigned its rights and obligations in the Alterri Purchase Agreement to Carolinas 4 MHP and Carolinas 4 Gvest pursuant to an assignment of purchase and sale agreement (the “Asheboro Assignment”). On December 29, 2021, closing of the Alterri Purchase Agreement was completed and Carolinas 4 MHP purchased the land and land improvements, and Carolinas 4 Gvest purchased the buildings on the Asheboro Properties. The Alterri Purchase Agreement also contains additional covenants, representations and warranties that are customary of real estate purchase and sale agreements.

In connection with the closings of the Morganton Property and Asheboro Properties, on December 29, 2021, Carolinas 4 MHP entered into a loan agreement with Vanderbilt Mortgage and Finance Inc for a loan in the principal amount of $4,400,000 (the “Vanderbilt Loan Agreement”) and Carolinas 4 MHP issued a promissory note to the lender for the same amount (the “Vanderbilt Note”).

The Vanderbilt Note bears interest at a rate of 5.30% per annum, interest-only for the first thirty-six months, with payments to begin February 10, 2022. Beginning on January 10, 2025, the loan will amortize at an interest rate of 5.17% per annum based on a thirty-year amortization schedule with payments of interest and principal due the 15th of every month until maturity on January 10, 2027. Carolinas 4 MHP may prepay the Vanderbilt Note in part or in full at any time if it pays a prepayment premium calculated in accordance with the Vanderbilt Loan Agreement.

The Vanderbilt Note is secured by a first priority security interest in the Morganton Property and Asheboro Properties pursuant to a deed of trust (the “Vanderbilt Deed”), a security agreement and assignment of rents (the “Vanderbilt Security Agreement”), as well as collateral assignment of the Company’s ownership interests in Carolinas 4 MHP (the “Vanderbilt Ownership Assignment”). The Vanderbilt Note is guaranteed by Raymond M. Gee, the Company’s chief executive officer.

The Vanderbilt Note contains customary closing conditions, representations and warranties, financial and other covenants and events of default for a loan of its type.

The foregoing summary of the terms and conditions of the Idlewild Acres Purchase Agreement, the Morganton Assignment, the Alterri Purchase Agreement, the Asheboro Assignment, the Vanderbilt Loan Agreement, the Vanderbilt Note, the Vanderbilt Deed, the Vanderbilt Security Agreement, and the Vanderbilt Ownership Assignment does not purport to be complete and is qualified in its entirety by reference to the full text of the agreements attached as exhibits hereto, which are incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The information set forth under Item 1.01 is incorporated by reference into this Item 2.01.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 with respect to the Pacific Note, the Vanderbilt Loan Agreement and the Vanderbilt Note is incorporated by reference into this Item 2.03.

Item 3.02 Unregistered Sales of Equity Securities

As previously reported, on June 11, 2021, the Company launched an offering (the “Offering”) of up to 47,000 shares of its Series C Cumulative Redeemable Preferred Stock (the “Series C Preferred Stock”) at a price of $1,000 per share, for maximum gross proceeds of $47 million.

The Offering is being conducted on a “best efforts” basis under Regulation A of Section 3(6) of the Securities Act of 1933, as amended (the “Securities Act”), for Tier 2 offerings, pursuant to the Company’s offering statement on Form 1-A, originally filed with the Securities and Exchange Commission (the “SEC”) on January 21, 2021, as amended (the “Offering Statement”), which was qualified by the SEC on June 11, 2021. The Offering will terminate at the earlier of: (1) the date on which the maximum amount of offered shares of Series C Preferred Stock has been sold, (2) the date which is one year after the Offering was qualified by the SEC, subject to an extension of up to an additional one year at the discretion of the Company and the Dealer Manager (as defined below), or (3) the date on which the Offering is earlier terminated by the Company in its sole discretion.

Arete Wealth Management LLC (the “Dealer Manager”) is acting as the Company’s managing broker-dealer for the Offering. The Dealer Manager has made no commitment to purchase all or any part of the shares of Series C Preferred Stock being offered but has agreed to use its best efforts to sell such shares in the Offering. As partial compensation, the Company agreed to pay the Dealer Manager concurrently with each closing of the Offering a selling commission of 4.00% of the gross offering proceeds of such closing and a dealer manager fee of 2.75% of the gross offering proceeds of such closing.

As previously reported, the Company has completed multiple closings of the Offering, pursuant to which the Company sold an aggregate of 2,994 shares of Series C Preferred Stock for total gross proceeds of $2,994,000. After deducting the Dealer Manager’s fees, the Company received net proceeds of approximately $2,789,785.

On November 10, 2021, the Company completed an additional closing of the Offering, pursuant to which the Company sold an aggregate of 420 shares of Series C Preferred Stock for total gross proceeds of $420,000. After deducting the Dealer Manager’s fees, the Company received net proceeds of approximately $391,650.

On November 24, 2021, the Company completed an additional closing of the Offering, pursuant to which the Company sold an aggregate of 427 shares of Series C Preferred Stock for total gross proceeds of $427,000. After deducting the Dealer Manager’s fees, the Company received net proceeds of approximately $398,177.

On December 17, 2021, the Company completed an additional closing of the Offering, pursuant to which the Company sold an aggregate of 1,360 shares of Series C Preferred Stock for total gross proceeds of $1,360,000. After deducting the Dealer Manager’s fees, the Company received net proceeds of approximately $1,268,200.

On December 30, 2021, the Company completed an additional closing of the Offering, pursuant to which the Company sold an aggregate of 533.4 shares of Series C Preferred Stock for total gross proceeds of $533,400. After deducting the Dealer Manager’s fees, the Company received net proceeds of approximately $497,395.

On January 11, 2022, the Company completed an additional closing of the Offering, pursuant to which the Company sold an aggregate of 667 shares of Series C Preferred Stock for total gross proceeds of $667,000. After deducting the Dealer Manager’s fees, the Company received net proceeds of approximately $621,977.

Please see the Offering Statement for additional details regarding the Offering, including the terms of the Series C Preferred Stock being offered.

As noted above, the issuances of the Series C Preferred Stock were made in reliance upon an exemption from registration provided under Regulation A of Section 3(6) of the Securities Act.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit
1.1	Managing Broker Dealer Agreement, dated June 11, 2021, between Manufactured Housing Properties Inc. and Arete Wealth Management, LLC (incorporated by reference to Exhibit 1.1 to the Current Report on Form 8-K filed on October 14, 2021)
3.1	Certificate of Designation of Series C Cumulative Redeemable Preferred Stock (incorporated by reference to Exhibit 2.4 to the Offering Statement on Form 1-A/A filed on May 26, 2021)
10.1	Purchase and Sale Agreement, dated October 19, 2021, between MHP Pursuits LLC and CHR VIII-PCP MHC Charlotte Dixie, L.L.C., CHR VIII-PCP MHC Charlotte Meadowbrook, L.L.C., and CHR VIII-PCP MHC Charlotte Driftwood, L.L.C.
10.2	Notice Regarding Commercial Purchase and Sale Agreement, dated November 19, 2021, between MP Pursuits LLC and CHR VIII-PCP MHC Charlotte Dixie, L.L.C., CHR VIII-PCP MHC Charlotte Meadowbrook, L.L.C., and CHR VIII-PCP MHC Charlotte Driftwood, L.L.C.
10.3	Reinstatement and First Amendment to Purchase and Sale Agreement, dated December 7, 2021, between MHP Pursuits LLC and CHR VIII-PCP MHC Charlotte Dixie. L.L.C., CHR VIII-PCP MHC Charlotte Dixie Owner, L.L.C., CHR VIII-PCP MHC Charlotte Driftwood, L.L.C., CHR VIII-PCP MHC Charlotte Driftwood Owner, L.L.C., CHR VIII-PCP MHC Charlotte Meadowbrook, L.L.C. and CHR VIII-PCP MHC Charlotte Meadowbrook Owner, L.L.C.
10.4	Second Amendment to Purchase and Sale Agreement, dated December 16, 2021, between MHP Pursuits LLC, Charlotte 3 Park MHP LLC, CHR VIII-PCP MHC Charlotte Dixie. L.L.C., CHR VIII-PCP MHC Charlotte Dixie Owner, L.L.C., CHR VIII-PCP MHC Charlotte Driftwood, L.L.C., CHR VIII-PCP MHC Charlotte Driftwood Owner, L.L.C., CHR VIII-PCP MHC Charlotte Meadowbrook, L.L.C. and CHR VIII-PCP MHC Charlotte Meadowbrook Owner, L.L.C.
10.5	Promissory Note issued by Charlotte 3 Park MHP LLC to Pacific Current Partners LLC on December 21, 2021
10.6	Deed of Trust, Assignment of Leases and Rents, Fixture Filing and Security Agreement, dated December 21, 2021, between Charlotte 3 Park MHP LLC and Pacific Current Partners LLC
10.7	Deed of Trust, Assignment of Leases and Rents, Fixture Filing and Security Agreement, dated December 21, 2021, between Charlotte 3 Park MHP LLC and Pacific Current Partners LLC
10.8	Mortgage and Security Agreement, dated December 21, 2021, between Charlotte 3 Park MHP LLC and Pacific Current Partners LLC
10.9	Purchase and Sale Agreement, dated October 20, 2021, between MHP Pursuits LLC and Gary Coffey
10.10	Assignment of Purchase and Sale Agreement, dated December 16, 2021, between MHP Pursuits LLC, Carolinas 4 MHP LLC, and Gvest Carolinas 4 Homes LLC
10.11	Purchase and Sale Agreement, dated October 22, 2021, between MHP Pursuits LLC and Alterri Properties LLC
10.12	First Amendment to Purchase and Sale Agreement, dated December 9, 2021, between MHP Pursuits LLC and Alterri Properties LLC
10.13	First Amendment to Purchase and Sale Agreement, dated December 20, 2021, between MHP Pursuits LLC and Alterri Properties LLC
10.14	Assignment of Purchase and Sale Agreement, dated December 22, 2021, between MHP Pursuits LLC, Carolinas 4 MHP LLC, and Gvest Carolinas 4 Homes LLC
10.15	Loan Agreement, dated December 29, 2021, between Carolinas 4 MHP LLC and Vanderbilt Mortgage and Finance Inc.
10.16	Promissory Note, dated December 29, 2021, between Carolinas 4 MHP LLC and Vanderbilt Mortgage and Finance Inc.
10.17	Deed of Trust, dated December 29. 2021, between Carolinas 4 MHP LLC and Vanderbilt Mortgage and Finance Inc.
10.18	Security Agreement and Assignment of Rents, dated December 29, 2021, between Carolinas 4 MHP LLC and Vanderbilt Mortgage and Finance Inc.
10.19	Assignment of Ownership Interests, dated December 29, 2021, between Carolinas 4 MHPC LLC and Vanderbilt Mortgage and Finance Inc.
10.20	Form of Subscription Agreement for Series C Preferred Stock Offering (incorporated by reference to Exhibit 4.1 to the Amended Offering Statement on Form 1-A/A filed on June 11, 2021)
10.21	Escrow Agreement, dated June 15, 2021, among Manufactured Housing Properties Inc., Arete Wealth Management, LLC and Wilmington Trust, National Association (incorporated by reference to Exhibit 10.2 to the Current Report on Form 8-K filed on October 14, 2021)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 19, 2022	MANUFACTURED HOUSING PROPERTIES INC.

	By:	/s/ Raymond M. Gee
Raymond M. Gee
Chief Executive Officer